Exhibit 99.1

NEWS RELEASE

Contact: David Kimichik Chief Financial Officer (972) 490-9600	Andrea Welch Investor Relations (972) 778-9487	Scott Eckstein Financial Relations Board (212) 827-3766

ASHFORD HOSPITALITY TRUST REPORTS

FIRST QUARTER RESULTS

Adjusted EBITDA increased 21.6% for the Quarter

RevPAR Growth of 5.5% for Legacy Hotels Not Under Renovation

288 Basis Point Improvement in Hotel EBITDA Margin for Highland Hotels

DALLAS, April 25, 2012 — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the first quarter ended March 31, 2012. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2012, with the first quarter ended March 31, 2011 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL HIGHLIGHTS

•	RevPAR increased 5.5% for all Legacy hotels not under renovation in continuing operations, driven by a 2.2% increase in ADR and a 224 basis point increase in occupancy

•	Excluding assets located in the Washington D.C. market, RevPAR increased 6.7% for all Legacy hotels not under renovation in continuing operations

•

RevPAR increased 2.5% for the 21 hotels in the Highland Hospitality Portfolio not under renovation in continuing operations, driven by a 214 basis point increase in occupancy and a 0.7% decrease in ADR

•

RevPAR growth for both the Legacy portfolio and the Highland Hospitality Portfolio were essentially in line with competitive sets; competitive set variance to national RevPAR average a result of underperformance of upper upscale and upscale chain scales, Washington D.C. market exposure, Dallas/Fort Worth market exposure and airport locations

•	Hotel operating profit (Hotel EBITDA) increased 15.6% for all hotels in the Highland Hospitality Portfolio

•	Hotel operating profit margin increased 130 basis points for all Legacy hotels not under renovation in continuing operations

•	Hotel operating profit margin increased 376 basis points for the 21 hotels in the Highland Hospitality Portfolio not under renovation in continuing operations

•

Net loss attributable to common shareholders was $29.5 million, or $0.44 per diluted share, compared with net income attributable to common shareholders of $31.3 million, or $0.46 per diluted share, in the prior-year quarter

•

Adjusted funds from operations (AFFO) was $0.28 per diluted share for the quarter as compared with $0.40 from the prior-year quarter; Interest Rate Derivative Income decreased by $10 million as the benefits from our Flooridor terminated in 2011, impacting AFFO per share by $0.12

•	Fixed charge coverage ratio was 1.58x under the senior credit facility covenant versus a required minimum of 1.35x

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AHT Reports First Quarter Results

April 25, 2012

•

In February 2012, the Company increased the size of its senior credit facility from $105 million to $145 million with the option, subject to lender approval, to expand the facility further to a maximum size of $225 million

•	The Company’s only recourse obligation is its senior credit facility, which currently has no outstanding balance

•	During the first quarter, Ashford sold 370,413 shares of its Series A and Series D Cumulative Preferred Stock through its At-the-Market program for total gross proceeds of $9 million

•	At the end of the first quarter, Ashford had cash and cash equivalents of $150 million

CAPITAL ALLOCATION

•	Capex invested in the quarter for the Legacy portfolio was $23.3 million

•	Capex invested in the quarter for the Highland Hospitality Portfolio was $6.2 million

CAPITAL STRUCTURE

During the first quarter, the Company upsized its previous $105 million senior credit facility to $145 million, with the option, subject to lender approval, to further expand the facility to an aggregate size of $225 million. The facility is currently undrawn. All other Company debt is non-recourse.

The Company only has one debt maturity in 2012, a $167.2 million loan secured by 10 hotels, and is currently working with a new lender to refinance and extend that loan. The Company is well positioned for essentially all upcoming debt maturities in 2013 and 2014.

Additionally, in the first quarter, the Company sold 120,731 shares of its 8.55% Series A Cumulative Preferred Stock at $24.91 per share and 249,682 shares of its 8.45% Series D Cumulative Preferred Stock at $24.67 per share through its At-the-Market program for total gross proceeds of $9 million.

HIGHLAND HOSPITALITY PORTFOLIO UPDATE

The Highland Hospitality Portfolio experienced RevPAR growth of 1.3% during the first quarter of 2012, with RevPAR growth for hotels not under renovation in continuing operations of 2.5%. For all hotels in the Highland Hospitality Portfolio, Hotel EBITDA Margin increased 288 bps and Hotel EBITDA flow-through was 215%. For the 21 hotels not under renovation during the quarter, Hotel EBITDA Margin increased 376 basis points and Hotel EBITDA flow-through was 140%. Hotel EBITDA increased 15.6% in the first quarter for all hotels in the Highland Hospitality Portfolio, and since the closing of the acquisition, trailing 12-month EBITDA has increased 12%. While there might be some near-term disruption from hotels undergoing renovations and recent changes in property management, the Company expects both the revenue and EBITDA performance of the Highland Hospitality Portfolio to continue to improve as the hotels benefit from capital expenditures, more effective property management, and become more fully integrated into Ashford’s total portfolio

PORTFOLIO REVPAR

As of March 31, 2012, the Company’s Legacy portfolio consisted of direct hotel investments with 96 properties classified in continuing operations. During the first quarter, 71 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 96 hotels) and proforma not under renovation basis (71 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 96 hotels in continuing operations. Details of each category are provided in the tables attached to this release.

•	Proforma RevPAR increased 3.6% to $95.61 for all hotels in the Legacy portfolio on a 2.0% increase in ADR and a 110 basis point increase in occupancy

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AHT Reports First Quarter Results

April 25, 2012

•	Proforma RevPAR increased 5.5% to $94.83 for hotels not under renovation in the Legacy portfolio on a 2.2% increase in ADR and a 224 basis point increase in occupancy

•	Proforma RevPAR increased 1.3% to $90.88 for all hotels in the Highland Hospitality Portfolio on a 0.6% increase in ADR and a 49 basis point increase in occupancy

•	Proforma RevPAR increased 2.5% to $89.09 for hotels not under renovation in the Highland Hospitality Portfolio on a 0.7% decrease in ADR and a 214 basis point increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

During the quarter, Hotel operating profit (Hotel EBITDA) for all Legacy hotels increased 7.3% to $67.0 million. For the 71 hotels that were not under renovation, Proforma Hotel EBITDA increased 11.0% to $48.2 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 130 basis points to 31.2% for the 71 Legacy hotels not under renovation. For all 96 Legacy hotels included in continuing operations, Proforma Hotel EBITDA margin increased 75 basis points to 29.9%.

For the Company’s 71.74% share of all hotels in the Highland Hospitality Portfolio, Hotel operating profit (Hotel EBITDA) increased 15.6% to $15.8 million. For the 21 hotels in the Highland Hospitality Portfolio that were not under renovation, Proforma Hotel EBITDA increased 21.8% to $13.0 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 376 basis points to 24.7% for the 21 Highland hotels not under renovation. For all 28 Highland Hospitality hotels included in continuing operations, Proforma Hotel EBITDA margin increased 288 basis points to 23.6%.

Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 96 Legacy hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On March 15, 2012, Ashford announced that its Board of Directors had declared a quarterly cash dividend of $0.11 per diluted share for the Company’s common stock for the first quarter ending March 31, 2012, payable April 16, 2012, to shareholders of record as of March 30, 2012.

Monty J. Bennett, Chief Executive Officer, commented, “We continue to see U.S. lodging industry fundamentals improve and believe that we are in the early stages of this cyclical recovery. In addition, there are indications that the time horizon until we see significant new supply growth could extend even further than originally anticipated. Given the global macroeconomic risks that continue to be present, we continue to focus on risk mitigation and liquidity. While we remain methodical in our analysis and due diligence of potential investments, we are seeing attractive assets come to market at terms that are consistent with our investment approach. As a result of our actions during the economic downturn, we are well positioned to benefit from the improvement in hotel fundamentals, and we have the ability to take advantage of opportunistic investments that meet our return criteria. As always, we will remain focused on improving operating performance and maximizing shareholder returns.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday April 26, 2012, at 11:00 a.m. ET.

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AHT Reports First Quarter Results

April 25, 2012

The number to call for this interactive teleconference is (480) 629-9818. A replay of the conference call will be available through Thursday May 3, 2012, by dialing (303) 590-3030 and entering the confirmation number, 4530722.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2012 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday April 26, 2012, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*     *     *     *     *

Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	March 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,945,706	$2,957,899
Cash and cash equivalents	150,386	167,609
Restricted cash	96,239	84,069
Accounts receivable, net of allowance of $189 and $217, respectively	39,039	28,623
Inventories	2,368	2,371
Notes receivable	11,229	11,199
Investment in unconsolidated joint ventures	169,224	179,527
Investments in securities and other	27,505	21,374
Deferred costs, net	16,346	17,421
Prepaid expenses	11,002	11,308
Derivative assets	30,163	37,918
Other assets	4,962	4,851
Intangible asset, net	2,788	2,810
Due from third-party hotel managers	59,210	62,747

Total assets	$3,566,167	$3,589,726

LIABILITIES AND EQUITY
Liabilities:
Indebtedness of continuing operations	$2,357,445	$2,362,458
Accounts payable and accrued expenses	87,713	82,282
Dividends payable	18,103	16,941
Unfavorable management contract liabilities	13,047	13,611
Due to related party	919	2,569
Due to third-party hotel managers	2,432	1,602
Liabilities associated with investments in securities and other	6,963	2,246
Other liabilities	6,265	5,400

Total liabilities	2,492,887	2,487,109

Redeemable noncontrolling interests in operating partnership	132,231	112,796

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,608,631 and 1,487,900 shares issued and outstanding, respectively	16	15
Series D Cumulative Preferred Stock, 9,216,479 and 8,966,797 shares issued and outstanding, respectively	92	90
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares issued, 68,184,960 and 68,032,289 shares outstanding, respectively	1,249	1,249
Additional paid-in capital	1,750,072	1,746,259
Accumulated other comprehensive loss	(181)	(184)
Accumulated deficit	(661,454)	(609,272)
Treasury stock, at cost (56,711,805 shares and 56,864,476 shares, respectively)	(165,227)	(164,796)

Total shareholders’ equity of the Company	924,613	973,407
Noncontrolling interests in consolidated joint ventures	16,436	16,414

Total equity	941,049	989,821

Total liabilities and equity	$3,566,167	$3,589,726

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2012	2011
	(Unaudited)
REVENUE
Rooms	$174,548	$162,750
Food and beverage	41,702	38,407
Rental income from operating leases	—	1,220
Other	9,562	9,345

Total hotel revenue	225,812	211,722
Asset management fees and other	75	68

Total Revenue	225,887	211,790

EXPENSES
Hotel operating expenses
Rooms	39,739	37,046
Food and beverage	28,643	26,481
Other expenses	69,346	65,474
Management fees	9,151	8,859

Total hotel operating expenses	146,879	137,860
Property taxes, insurance, and other	12,153	10,887
Depreciation and amortization	34,355	32,777
Impairment charges	(92)	(340)
Transaction acquisition costs	—	(1,224)
Corporate, general, and administrative:
Stock/unit-based compensation	5,146	1,814
Other general and administrative	5,101	12,069

Total Operating Expenses	203,542	193,843

OPERATING INCOME	22,345	17,947
Equity in earnings (loss) of unconsolidated joint ventures	(10,304)	28,124
Interest income	32	36
Other income	7,613	48,003
Interest expense	(33,992)	(33,499)
Amortization of loan costs	(1,212)	(1,079)
Unrealized gain on investments	1,785	—
Unrealized loss on derivatives	(9,941)	(16,817)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(23,674)	42,715
Income tax expense	(879)	(1,044)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(24,553)	41,671
Income from discontinued operations	—	2,211

NET INCOME (LOSS)	(24,553)	43,882
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	278	(931)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,057	(5,118)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(21,218)	37,833
Preferred dividends	(8,331)	(6,555)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(29,549)	$31,278

INCOME PER SHARE – BASIC AND DILUTED:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$(0.44)	$0.51
Income from discontinued operations attributable to common shareholders	—	0.02

Net income (loss) attributable to common shareholders	$(0.44)	$0.53

Weighted average common shares outstanding – basic	67,152	57,931

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(0.44)	$0.45
Income from discontinued operations attributable to common shareholders	—	0.01

Net income (loss) attributable to common shareholders	$(0.44)	$0.46

Weighted average common shares outstanding – diluted	67,152	79,330

Dividends declared per common share:	$0.11	$0.10

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$(21,218)	$36,799
Income from discontinued operations, net of tax	—	1,034
Preferred dividends	(8,331)	(6,555)

Net income attributable to common shareholders	$(29,549)	$31,278

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net income (loss)	$(24,553)	$43,882
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	278	(931)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	3,057	(5,118)

Net income (loss) attributable to the Company	(21,218)	37,833
Interest income	(32)	(36)
Interest expense and amortization of loan costs	34,851	34,817
Depreciation and amortization	33,583	32,161
Impairment charges	(92)	(340)
Income tax expense	879	1,129
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(3,057)	5,118
Equity in (earnings) loss of unconsolidated joint ventures	10,304	(28,124)
Company’s portion of EBITDA of unconsolidated joint ventures	14,564	46,046

EBITDA	69,782	128,604
Amortization of unfavorable management contract liabilities	(565)	(565)
Gain on sale/disposition of properties	—	(2,802)
Write-off of loan costs, premiums, and exit fees, net	—	948
Other income (1)	(7,613)	(48,003)
Transaction acquisition costs	—	(1,223)
Legal costs related to a litigation settlement (2)	—	5,500
Unrealized gain on investments	(1,785)	—
Unrealized loss on derivatives	9,941	16,817
Non-cash fair-market-value adjustments related to modified employment terms	991	—
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	95	(41,011)

Adjusted EBITDA	$70,846	$58,265

(1)	Other income primarily consisting of income from interest rate derivatives in both periods, net realized loss on investments in securities and other in 2012, and a $30 million litigation settlement in 2011 are excluded from Adjusted EBITDA.
(2)	Legal costs associated with a litigation settlement are excluded from Adjusted EBITDA.

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(Unaudited)

Net income (loss)	$(24,553)	$43,882
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	278	(931)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	3,057	(5,118)
Preferred dividends	(8,331)	(6,555)

Net income (loss) attributable to common shareholders	(29,549)	31,278
Depreciation and amortization on real estate	33,517	32,100
Impairment charges	(92)	(340)
Gain on sale/dispoistion of properties	—	(2,802)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(3,057)	5,118
Equity in (earnings) loss of unconsolidated joint ventures	10,304	(28,124)
Company’s portion of FFO of unconsolidated joint ventures	2,455	(10,972)

FFO available to common shareholders	13,578	26,258
Dividends on convertible preferred stock	—	1,025
Write-off of loan costs, premiums, and exit fees, net	—	948
Transaction acquisition costs	—	(1,223)
Legal costs related to a litigation settlement (2)	—	5,500
Other income (1)	356	(30,000)
Unrealized gain on investments	(1,785)	—
Unrealized loss on derivatives	9,941	16,817
Non-cash fair-market-value adjustments related to modified employment terms	991	—
Company’s portion of adjustments to FFO of unconsolidated joint ventures	95	13,061

Adjusted FFO	$23,176	$32,386

Adjusted FFO per diluted share available to common shareholders	$0.28	$0.40

Weighted average diluted shares	84,265	80,118

(1)	Other income in 2012 primarily represents net realized loss on investments in securities and other which is excluded from Adjusted FFO. Other income in 2011 represents a gain from a litigation settlement which is excluded from Adjusted FFO.
(2)	Legal costs associated with a litigation settlement are excluded from Adjusted FFO.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

MARCH 31, 2012

(dollars in thousands)

(Unaudited)

Indebtedness	Collateral	Maturity	Interest Rate	Fixed-Rate Debt		Floating- Rate Debt		Total Debt
Mortgage loan	10 hotels	May 2012	LIBOR + 1.65%	$—		$167,202		167,202
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—		144,667		144,667
Mortgage loan	5 hotels	March 2014	LIBOR + 4.50%	—		177,193	(1)	177,193
Mortgage loan	1 hotel	May 2014	8.32%	5,429		—		5,429
Senior credit facility	Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	106,321		—		106,321
Mortgage loan	10 hotels	July 2015	5.22%	155,006		—		155,006
Mortgage loan	8 hotels	December 2015	5.70%	98,319		—		98,319
Mortgage loan	5 hotels	December 2015	12.72%	152,042		—		152,042
Mortgage loan	5 hotels	February 2016	5.53%	111,885		—		111,885
Mortgage loan	5 hotels	February 2016	5.53%	92,787		—		92,787
Mortgage loan	5 hotels	February 2016	5.53%	80,374		—		80,374
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	November 2020	6.26%	103,458		—		103,458
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,616		6,616

Total indebtedness				$1,842,028		$515,417		$2,357,445

Percentage				78.1%		21.9%		100.0%

Weighted average interest rate at March 31, 2012				6.42%		3.37%		5.75%

Total indebtedness with effect of interest rate swaps				$1,842,029		$515,417		2,357,446

Percentage with the effect of interest rate swaps				78.1%		21.9%		100.0%

Weighted average interest rate with the effect of interest rate swaps				4.71	%(2)	3.37	%(2)	4.41%

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	These rates are calculated assuming the LIBOR rate stays at the March 31, 2012 level and with the effect of our interest rate derivatives.

PIM HIGHLAND HOLDING LLC

SUMMARY OF INDEBTEDNESS

MARCH 31, 2012

(dollars in thousands)

(Unaudited)

				Fixed- Rate	Floating-Rate	Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt	Debt
Mortgage loan	1 hotel	January 2013	5.96%	$63,895	$—	$63,895
Mortgage loan	1 hotel	April 2013	6.11%	45,709		45,709
Mortgage loan	1 hotel	February 2013	5.97%	32,462		32,462
Mortgage loan	25 hotels	March 2014	LIBOR + 2.75%	—	530,000 (1)	530,000
Mezzanine loan	28 hotels	March 2014	Greater of 7.00% or LIBOR + 6.00%	—	144,515 (1)	144,515
Mezzanine loan	28 hotels	March 2014	Greater of 8.00% or LIBOR + 7.00%	—	137,575 (1)	137,575
Mezzanine loan	28 hotels	March 2014	Greater of 10.50% or LIBOR + 9.50%	—	117,921 (1)	117,921
Mezzanine loan	28 hotels	March 2014	LIBOR + 2.00%		18,425 (1)	18,425
Total indebtedness				142,066	948,435	1,090,502
Ashford’s proportionate obligations				x 71.74%	x 71.74%	x 71.74%

				$101,918	$680,408	$782,326

Percentage				13.0%	87.0%	100.0%

Weighted average interest rate at March 31, 2012				6.01%	5.25%	5.35%

Percentage with the effect of interest rate swaps				13.0%	87.0%	100.0%

Total indebtedness of Ashford plus Ashford's 71.74% share of PIM Highland Holding LLC				$1,943,946	$1,195,825	$3,139,771

Percentage with the effect of interest rate swaps				61.9%	38.1%	100.0%

Weighted average interest rate with the effect of interest rate swaps				4.78%	4.44%	4.65%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

MARCH 31, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Mortgage loan secured by 10 hotel properties, Wachovia Floater	$167,202	$—	$—	$—	$—	$—	$167,202
Mortgage loan secured by two hotel properties	—	144,667	—	—	—	—	144,667
Mortgage loan secured by five hotel properties			—	177,193	—	—	177,193
Mortgage loan secured by Manchester Courtyard	—	—	5,429	—	—	—	5,429
Senior credit facility	—	—	—	—	—	—	—
Mortgage loan secured by El Conquistador Hilton	—	—	19,740	—	—	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—	106,321	—	—	—	106,321
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—	—	155,006	—	—	155,006
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—	—	98,319	—	—	98,319
Mortgage loan secured by five hotel properties	—	—	—	152,042	—	—	152,042
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—	—	—	111,885	—	111,885
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3	—	—	—	—	92,787	—	92,787
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7	—	—	—	—	80,374	—	80,374
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—	—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—	—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—	—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—	—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—	—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—	—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—	—	—	—	126,466	126,466
Mortgage loan secured by Philadelphia Courtyard TIF	—	—	—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—	—	—	—	103,458	103,458
Mortgage loan secured by Jacksonville Residence Inn	—	—	—	—	—	6,616	6,616

Total indebtedness of continuing operations	$167,202	$144,667	$131,490	$582,560	$285,046	$1,046,480	$2,357,445

NOTE:	These maturities assume no event of default would occur.

PIM HIGHLAND HOLDING LLC

INDEBTEDNESS BY MATURITY

ASSUMING EXTENSION OPTIONS ARE EXERCISED

MARCH 31, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Mortgage loan secured by Boston Hilton	$—	$63,895	$—	$—	$—	$—	$63,895
Mortgage loan secured by Nashville Renaissance	—	45,709	—	—	—	—	45,709
Mortgage loan secured by Princeton Westin	—	32,462	—	—	—	—	32,462
Mortgage loan secured by 25 hotel properties	—	—	—	—	530,000	—	530,000
Mezzanine loan	—	—	—	—	144,515	—	144,515
Mezzanine loan	—	—	—	—	137,575	—	137,575
Mezzanine loan	—	—	—	—	117,921	—	117,921
Mezzanine loan	—	—	—	—	18,425	—	18,425

Total indebtedness	—	142,066	—	—	948,435	—	1,090,502
Ashford’s proportionate obligations	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%

	$—	$101,918	$—	$—	$680,408	$—	$782,326

Total indebtedness of continuing operations plus Ashford's 71.74% share of PIM Highland Holding LLC	$167,202	$246,585	$131,490	$582,560	$965,454	$1,046,480	$3,139,771

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS - PRO FORMA

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2012	2011	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$173,432	$166,439	4.20%
RevPAR	$95.61	$92.32	3.56%
Occupancy	70.97%	69.87%	1.10%
ADR	$134.72	$132.14	1.96%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations at March 31, 2012 were owned as of the beginning of period presented.

ALL HOTELS NOT UNDER RENOVATION
INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$121,728	$114,755	6.08%
RevPAR	$94.83	$89.92	5.46%
Occupancy	72.06%	69.83%	2.24%
ADR	$131.60	$128.78	2.19%

NOTES:

(1)	The above pro forma table assumes the 71 hotel properties owned and included in continuing operations at March 31, 2012 but not under renovation for three months ended March 31, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Capital Hilton, Courtyard Basking Ridge, Courtyard Oakland Airport, Courtyard Philadelphia Downtown, Courtyard Seattle Downtown, Crowne Plaza La Concha - Key West, Embassy Suites Flagstaff, Embassy Suites Houston, Embassy Suites Portland - Downtown, Embassy Suites Walnut Creek, Hilton Nassau Bay - Clear Lake, Hilton Costa Mesa, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, Marriott Bridgewater, Residence Inn Jacksonville, Residence Inn Las Vegas, Sheraton San Diego Mission Valley, SpringHill Suites Buford Mall of Georgia, SpringHill Suites Charlotte, SpringHill Suites Manhattan Beach, SpringHill Suites Philadelphia, Embassy Suites Santa Clara, Courtyard Hartford Manchester, Historic Inns Annapolis

PIM HIGHLAND HOLDING LLC

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(Unaudited)

THE FOLLOWING TABLE PRESENTS THE PRO FORMA PERFORMANCE OF THE HOTEL PORTFOLIO INCLUDED IN PIM HIGHLAND HOLDING LLC AS IF THEY WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended
	March 31,
	2012	2011	% Variance
71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN
CONTINUING OPERATIONS:
Room revenues (in thousands)	$47,094	$46,080	2.20%
RevPAR	$90.88	$89.69	1.33%
Occupancy	68.17%	67.69%	0.49%
ADR	$133.31	$132.51	0.60%

NOTE:	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at March 31, 2012 were owned as of the beginning of period presented.

71.74% PRO-RATA SHARE OF ALL HOTELS NOT UNDER RENOVATION
INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$36,099	$34,908	3.41%
RevPAR	$89.09	$86.88	2.54%
Occupancy	68.07%	65.93%	2.14%
ADR	$130.87	$131.76	-0.68%

NOTES:

(1)	The above pro forma table assumes the 21 hotel properties owned and included in continuing operations at March 31, 2012 but not under renovation for three months ended March 31, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation: Marriott San Antonio Plaza, The Churchill, The Melrose, Courtyard Boston Tremont, Ritz-Carlton Atlanta, Courtyard Savannah, Hilton Garden Virginia Beach

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2012	2011	% Variance
REVENUE
Rooms	$173,432	$166,439	4.2%
Food and beverage	41,675	38,939	7.0%
Other	9,287	9,218	0.7%

Total hotel revenue	224,394	214,596	4.6%

EXPENSES
Rooms	39,381	37,944	3.8%
Food and beverage	28,625	26,921	6.3%
Other direct	5,796	5,451	6.3%
Indirect	62,056	61,207	1.4%
Management fees, includes base and incentive fees	9,453	9,264	2.0%

Total hotel operating expenses	145,311	140,787	3.2%
Property taxes, insurance, and other	12,049	11,323	6.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	67,034	62,486	7.3%
Hotel EBITDA Margin	29.87%	29.12%	0.75%

Minority interest in eanrings of consolidated joint ventures	1,340	1,485	-9.8%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$65,694	$61,001	7.7%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations at March 31, 2012 were owned as of the beginning of the periods presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2012	2011	% Variance
REVENUE
Rooms	$121,728	$114,755	6.1%
Food and beverage	27,246	25,259	7.9%
Other	5,494	5,127	7.2%

Total hotel revenue	154,468	145,141	6.4%

EXPENSES
Rooms	27,403	26,228	4.5%
Food and beverage	18,028	17,068	5.6%
Other direct	3,236	2,912	11.1%
Indirect	42,031	40,784	3.1%
Management fees, includes base and incentive fees	7,033	6,938	1.4%

Total hotel operating expenses	97,731	93,930	4.0%
Property taxes, insurance, and other	8,537	7,802	9.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	48,200	43,409	11.0%
Hotel EBITDA Margin	31.20%	29.91%	1.30%

Minority interest in eanrings of consolidated joint ventures	565	557	1.4%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$47,635	$42,852	11.2%

NOTES:

(1)	The above pro forma table assumes the 71 hotel properties owned and included in continuing operations at March 31, 2012, but not under renovation during the three months ended March 31, 2012, were owned as of the beginning of the first comparative reporting period.
(2)	Excluded Hotels Under Renovation: Capital Hilton, Courtyard Basking Ridge, Courtyard Oakland Airport, Courtyard Philadelphia Downtown, Courtyard Seattle Downtown, Crowne Plaza La Concha—Key West, Embassy Suites Flagstaff, Embassy Suites Houston, Embassy Suites Portland—Downtown, Embassy Suites Walnut Creek, Hilton Nassau Bay—Clear Lake, Hilton Costa Mesa, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, Marriott Bridgewater, Residence Inn Jacksonville, Residence Inn Las Vegas, Sheraton San Diego Mission Valley, SpringHill Suites Buford Mall of Georgia, SpringHill Suites Charlotte, SpringHill Suites Manhattan Beach, SpringHill Suites Philadelphia, Embassy Suites Santa Clara, Courtyard Hartford Manchester, Historic Inns Annapolis

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PIM Highland Holding

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2012	2011	% Variance
REVENUE
Rooms	$47,094	$46,080	2.2%
Food and beverage	17,186	17,033	0.9%
Other	2,572	2,746	-6.3%

Total hotel revenue	66,852	65,859	1.5%

EXPENSES
Rooms	11,235	12,024	-6.6%
Food and beverage	11,796	12,412	-5.0%
Other direct	1,273	1,356	-6.1%
Indirect	21,046	20,405	3.1%
Management fees, includes base and incentive fees	2,143	1,978	8.3%

Total hotel operating expenses	47,493	48,175	-1.4%
Property taxes, insurance, and other	3,589	4,044	-11.3%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$15,770	$13,640	15.6%

Hotel EBITDA Margin	23.59%	20.71%	2.88%

NOTE:

(1)	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at March 31, 2012 were owned as of the beginning of the first comparative reporting period.

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO CONTINUING OPERATIONS NOT UNDER RENOVATION:

	Three Months Ended
	March 31,
	2012	2011	% Variance
REVENUE
Rooms	$36,099	$34,908	3.4%
Food and beverage	14,709	14,144	4.0%
Other	1,835	1,933	-5.1%

Total hotel revenue	52,643	50,985	3.3%

EXPENSES
Rooms	8,073	8,678	-7.0%
Food and beverage	9,542	9,906	-3.7%
Other direct	943	1,008	-6.4%
Indirect	16,648	16,190	2.8%
Management fees, includes base and incentive fees	1,744	1,589	9.8%

Total hotel operating expenses	36,950	37,371	-1.1%
Property taxes, insurance, and other	2,705	2,952	-8.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$12,988	$10,662	21.8%

Hotel EBITDA Margin	24.67%	20.91%	3.76%

NOTES:

(1)	The above pro forma table assumes the 21 hotel properties owned and included in continuing operations at March 31, 2012 but not under renovation during the three months ended March 31, 2012 were owned as of the beginning of the first comparative reporting period.
(2)	Exlcuded hotels under renovation: Marriott San Antonio Plaza, The Churchill, The Melrose, Courtyard Boston Tremont, Ritz-Carlton Atlanta, Courtyard Savannah, Hilton Garden Virginia Beach

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVPAR BY REGION

LEGACY PORTFOLIO ONLY

(Unaudited)

			Three Months Ended March 31,
	Number of	Number of
Region	Hotels	Rooms	2012	2011	% Change
Pacific (1)	20	4,867	$98.02	$91.67	6.9%
Mountain (2)	8	1,704	$92.48	$86.87	6.5%
West North Central (3)	3	690	$71.21	$72.23	-1.4%
West South Central (4)	9	1,936	$99.46	$99.62	-0.2%
East North Central (5)	7	1,103	$77.97	$64.13	21.6%
East South Central (6)	2	236	$86.33	$75.48	14.4%
Middle Atlantic (7)	8	2,090	$89.23	$87.64	1.8%
South Atlantic (8)	37	7,610	$101.23	$100.29	0.9%
New England (9)	2	159	$71.72	$76.10	-5.8%

Total Portfolio	96	20,395	$95.61	$92.32	3.6%

(1)	Includes Alaska, California, Oregon, and Washington
(2)	Includes Nevada, Arizona, New Mexico, and Utah
(3)	Includes Minnesota and Kansas
(4)	Includes Texas
(5)	Includes Ohio and Indiana
(6)	Includes Kentucky and Alabama
(7)	Includes New York, New Jersey, and Pennsylvania
(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina
(9)	Includes Connecticut

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL REVPAR BY REGION

(Unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms
Region			2012	2011	% Change
Pacific (1)	1	294	$85.44	$101.74	-16.0%
Mountain (2)	1	145	$78.47	$80.99	-3.1%
West North Central (3)	1	215	$76.83	$68.83	11.6%
West South Central (4)	4	929	$96.85	$101.06	-4.2%
East North Central (5)	1	103	$68.68	$54.04	27.1%
East South Central (6)	1	483	$110.24	$100.74	9.4%
Middle Atlantic (7)	4	832	$73.71	$75.08	-1.8%
South Atlantic (8)	13	2,293	$90.30	$89.00	1.5%
New England (9)	2	506	$111.66	$98.29	13.6%

Total Portfolio	28	5,800	$90.88	$89.69	1.3%

(1)	Includes California
(2)	Includes Colorado
(3)	Includes Nebraska
(4)	Includes Texas
(5)	Includes Illinois
(6)	IncludesTennessee
(7)	Includes New York and New Jersey
(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia
(9)	Includes Massachusetts

NOTES:

(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding LLC.
(2)	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

- MORE -

ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVPAR BY BRAND

LEGACY PORTFOLIO ONLY

(Unaudited)

			Three Months Ended March 31,
	Number of	Number of
Brand	Hotels	Rooms	2012	2011	% Change
Hilton	30	6,575	$105.28	$100.71	4.5%
Hyatt	1	242	$180.60	$172.36	4.8%
InterContinental	2	420	$153.69	$163.53	-6.0%
Independent	2	317	$86.90	$73.40	18.4%
Marriott	56	11,431	$89.22	$87.28	2.2%
Starwood	5	1,410	$67.35	$59.61	13.0%

Total Portfolio	96	20,395	$95.61	$92.32	3.6%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL REVPAR BY BRAND

(Unaudited)

			Three Months Ended March 31,
	Number of	Number of
Brand	Hotels	Rooms	2012	2011	% Change
Hilton	7	1,235	$98.19	$98.27	-0.1%
Hyatt	2	509	$84.54	$86.24	-2.0%
InterContinental	1	355	$78.34	$60.75	28.9%
Independent	3	399	$95.39	$95.95	-0.6%
Marriott	13	2,949	$92.26	$92.32	-0.1%
Starwood	2	353	$70.84	$65.39	8.3%

Total Portfolio	28	5,800	$90.88	$89.69	1.3%

NOTES:

(1)	All data in the table(s) above include our 71.74% pro-rata share of assets in PIM Highland Holding LLC.
(2)	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

- MORE -

ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT BY REGION

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2012	% Total	2011	% Total	% Change
Pacific (1)	20	4,867	$16,245	24.3%	$14,736	23.6%	10.2%
Mountain (2)	8	1,704	6,108	9.1%	4,539	7.3%	34.6%
West North Central (3)	3	690	1,590	2.4%	1,662	2.7%	-4.3%
West South Central (4)	9	1,936	7,396	11.0%	7,370	11.8%	0.4%
East North Central (5)	7	1,103	3,175	4.7%	1,952	3.1%	62.7%
East South Central (6)	2	236	778	1.2%	621	1.0%	25.3%
Middle Atlantic (7)	8	2,090	5,113	7.6%	4,678	7.5%	9.3%
South Atlantic (8)	37	7,610	26,398	39.4%	26,586	42.5%	-0.7%
New England (9)	2	159	231	0.3%	342	0.5%	-32.5%

Total Portfolio	96	20,395	$67,034	100.0%	$62,486	100.0%	7.3%

(1)	Includes Alaska, California, Oregon, and Washington
(2)	Includes Nevada, Arizona, New Mexico, and Utah
(3)	Includes Minnesota and Kansas
(4)	Includes Texas
(5)	Includes Ohio and Indiana
(6)	Includes Kentucky and Alabama
(7)	Includes New York, New Jersey, and Pennsylvania
(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina
(9)	Includes Connecticut

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL OPERATING PROFIT BY REGION

(dollars in thousands)

(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2012	% Total	2011	% Total	% Change
Pacific (1)	1	294	$756	4.8%	$878	6.4%	-13.9%
Mountain (2)	1	145	405	2.6%	376	2.8%	7.7%
West North Central (3)	1	215	514	3.3%	375	2.7%	37.1%
West South Central (4)	4	929	3,720	23.6%	3,515	25.8%	5.8%
East North Central (5)	1	103	30	0.2%	-151	-1.1%	-119.9%
East South Central (6)	1	483	1,548	9.8%	1,297	9.5%	19.4%
Middle Atlantic (7)	4	832	1,518	9.6%	960	7.0%	58.1%
South Atlantic (8)	13	2,293	5,873	37.2%	5,507	40.4%	6.6%
New England (9)	2	506	1,406	8.9%	883	6.5%	59.2%

Total Portfolio	28	5,800	$15,770	100.0%	$13,640	100.0%	15.6%

(1)	Includes California
(2)	Includes Colorado
(3)	Includes Nebraska
(4)	Includes Texas
(5)	Includes Illinois
(6)	Includes Tennessee
(7)	Includes New York and New Jersey
(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia
(9)	Includes Massachusetts

NOTES:

(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding LLC.
(2)	The above pro forma table assumes the 28 hotel properties owned as of March 31, 2012 were owned as of the beginning of the first comparative reporting period.

- MORE -

ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 96 HOTELS INCLUDED IN THE COMPANY'S CONTINUING OPERATIONS AND THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

		PIM Highland
	96 Legacy	Holding LLC
	Properties	28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

1st Quarter 2012	29.87%	23.59%
1st Quarter 2011	29.12%	20.71%

Variance	0.75%	2.88%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.14%	1.47%
Food & Beverage and Other Departmental	-0.25%	1.36%
Administrative & General	0.22%	-0.14%
Sales & Marketing	0.01%	1.87%
Hospitality	0.00%	-0.03%
Repair & Maintenance	0.09%	-0.28%
Energy	0.36%	0.50%
Franchise Fee	-0.01%	-2.43%
Management Fee	0.07%	-0.20%
Incentive Management Fee	0.04%	0.00%
Insurance	0.24%	-0.48%
Property Taxes	-0.31%	1.04%
Other Taxes	-0.03%	0.21%
Leases/Other	0.18%	-0.01%

Total	0.75%	2.88%

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA SEASONALITY TABLE

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 96 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY'S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING LLC, AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2012	2011	2011	2011
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$224,394	$236,898	$217,033	$233,609	$911,934
Hotel EBITDA	$67,034	$67,050	$60,353	$74,621	$269,058
Hotel EBITDA Margin		28.3%	27.8%	31.9%	29.5%

EBITDA % of Total TTM	24.9%	24.9%	22.4%	27.7%	100.0%

JV Interests in EBITDA	$1,340	$1,366	$1,313	$1,969	$5,988

PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$66,852	$74,859	$69,845	$77,475	$289,031
Hotel EBITDA	$15,770	$19,042	$17,537	$24,140	$76,489
Hotel EBITDA Margin	23.6%	25.4%	25.1%	31.2%	26.5%

EBITDA % of Total TTM	20.6%	24.9%	22.9%	31.6%	100.0%

Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$291,246	$311,757	$286,878	$311,084	$1,200,966
Hotel EBITDA	$82,804	$86,092	$77,890	$98,761	$345,547
Hotel EBITDA Margin	28.4%	27.6%	27.2%	31.7%	28.8%

EBITDA % of Total TTM	24.0%	24.9%	22.5%	28.6%	100.0%

JV Interests in EBITDA	$1,340	$1,366	$1,313	$1,969	$5,988

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Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

96 Legacy Hotels (a)

		2012
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Estimated	Estimated	Estimated
Hilton Costa Mesa	486	x	x	x	x
Hilton Santa Fe	157	x	x	x	x
Sheraton San Diego Mission Valley	260	x	x	x	x
Crowne Plaza Key West	160	x	x	x
Embassy Suites Flagstaff	119	x	x	x
Hilton Capital	408	x	x
Hilton Tucson El Conquistador Golf & Tennis Resort	428	x	x
SpringHill Suites Manhattan Beach	164	x	x
Courtyard Hartford Manchester	90	x			x
Courtyard Philadelphia Downtown	498	x			x
Courtyard Seattle Downtown Lake Union	250	x			x
Embassy Suites Houston	150	x			x
Embassy Suites Portland Downtown	276	x			x
Hilton Nassau Bay	243	x			x
Courtyard Basking Ridge	235	x
Courtyard Oakland Airport	156	x
Embassy Suites Santa Clara	257	x
Historic Inn Annapolis	124	x
Marriott Bridgewater	347	x
Residence Inn Jacksonville	120	x
Residence Inn Las Vegas	256	x
Springhill Suites Buford Mall of Georgia	96	x
Springhill Suites Charlotte	136	x
Springhill Suites Philadelphia	199	x
Embassy Suites Walnut Creek	249	x			x
Hampton Inn Evansville	141		x	x	x
Sheraton Indy City Center	371		x	x	x
Hilton Minneapolis Airport	300		x	x	x
Embassy Suites Crystal City	267				x
Courtyard Atlanta Alpharetta	154		x
Courtyard Dallas Plano in Legacy Park	153				x
Courtyard Ft.Lauderdale Weston	174			x	x
Courtyard Palm Desert	151			x	x
Embassy Suites Dulles	150			x	x
Embassy Suites East Syracuse	215				x
Hilton St. Petersburg	333			x	x
Residence Inn Dallas Plano	126			x	x
Residence Inn Fairfax Merrifield	159				x
Residence Inn Lake Buena Vista	210			x	x
Residence Inn Palm Desert	130			x	x
Sheraton Minneapolis West	222				x
Embassy Suites Austin	150				x
Embassy Suites Palm Beach Garden	160				x
Hampton Inn Lawrenceville	86				x
Hilton LaJolla Torrey Pines	296				x
Marriott Dallas Plano Legacy	404				x
Residence Inn Atlanta Buckhead Lenox Park	150				x
Residence Inn Salt Lake City	144				x
Embassy Suites Dallas	150				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012 are included in this table.

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PIM Highland Holding LLC

Anticipated Capital Expenditures Calendar

28 Highland Hotels (a)

		2012
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Estimated	Estimated	Estimated
Courtyard Boston Tremont	315	x	x	x	x
Marriott San Antonio Plaza	251	x	x	x
Courtyard Savannah	156	x	x		x
The Melrose	240	x	x		x
Hilton Garden Inn Virginia Beach	176	x	x	x
Ritz-Carlton Atlanta	444	x
The Churchill	173	x
Hyatt Regency Wind Watch	358		x	x	x
Westin Princeton	296			x	x
Hilton Boston Back Bay	390			x	x
Hyatt Regency Savannah	351			x	x
Marriott Omaha	300				x
Renaissance Nashville	673				x
Marriott DFW Airport	491				x
The Silversmith	143				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012 are included in this table.